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                                                                    Exhibit 99.2

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Lufkin Industries, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I R.D. Leslie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   R.D. Leslie
-----------------------
R.D. Leslie
Chief Financial Officer

August 9, 2002

This certification is made solely for the purpose of 18 U.S.C. (S)1350, and not for any other purpose.